Issued Capital and Reserves	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Issued Capital and Reserves

18.	Issued Capital and Reserves

The Company is authorized to issue up to 100,000,000 ordinary shares. The nominal or par value of the shares is €0.01 per share. On December 31, 2023 and 2022, the Company’s issued and outstanding shares were 6,552,558 after giving effect to a stock split of 7,029.57 to 1 declared by the Company on December 27, 2022.

The legal reserve of €935,487 as of December 31, 2022 and €1,374,930 as of December 31,2023 are the capitalized R&D costs (see Note 12). Legal reserves are reserves that cannot be distributed to the shareholders. Dutch law requires that the capitalized R&D costs are protected by forming a legal reserve.